3. PROPERTY AND EQUIPMENT (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Property And Equipment Tables
Lab and office equipment	$ 523,300	$ 465,778
Computer software	141,277	141,277
Leasehold improvements	940,103	940,103
Total gross	1,604,680	1,547,158
Less: accumulated depreciation and amortization	(825,383)	(686,226)
Net	$ 779,297	$ 860,932